Pension Plans and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension Plans and Other Postretirement Benefits
Pension Plans and Other Postretirement Benefits:
We have certain noncontributory defined benefit pension plans covering certain U.S., German, Japanese and the Netherlands employees. We also have a contributory defined benefit plan covering certain Belgian employees. The benefits for these plans are based primarily on compensation and/or years of service. The funding policy for each plan complies with the requirements of relevant governmental laws and regulations. The pension information for all periods presented includes amounts related to salaried and hourly plans.
During 2009, the U.S. defined benefit pension plans were amended to be in compliance with the Pension Protection Act of 2006 (PPA), which was signed into law on August 16, 2006. This law amended the Employee Retirement Income Security Act of 1974 (ERISA) and included new rules regarding methods and assumptions, including measuring the benefit obligation and plan assets, use of interest rate assumptions, mortality tables, valuation date, credit balances for carryover and pre-funded balances, etc.
Our U.S. defined benefit plan for non-represented employees was closed to new participants effective March 31, 2004. On October 1, 2012, our Board of Directors approved certain plan amendments, such that effective December 31, 2014, no additional benefits shall accrue under this plan and participants’ accrued benefits shall be frozen as of that date. In addition, for participants who retire on or after December 31, 2012 and before December 31, 2013, final average earnings shall be determined as of December 31, 2012. For participants who retire on or after December 31, 2013 and before December 31, 2014, final average earnings shall be determined as of December 31, 2013. And for participants who retire on or after December 31, 2014, final average earnings shall be determined as of December 31, 2014. In addition to freezing the accrued benefits as of December 31, 2014, our Board of Directors also authorized application of a higher benefit formula for calculating accrued benefits in 2013 and 2014 only, as well as including an offset factor that would be applied to accrued benefits earned in 2013 and 2014. In connection with the plan amendments approved on October 1, 2012, we recorded a net curtailment gain of $4.5 million, which is included in Restructuring and other charges, net on our consolidated statements of income for the year ended December 31, 2012.
On March 31, 2004, a new defined contribution pension plan benefit was adopted under the qualified defined contribution plan for U.S. non-represented employees hired after March 31, 2004. The benefit was an annual contribution to the defined contribution plan based on 5% of eligible employee compensation, which was further amended on January 1, 2007 to increase the annual contributions to 6% or 7% for eligible employees, depending on specified levels of years of service. On October 1, 2012 our Board of Directors approved additional plan amendments, such that effective January 1, 2013, the defined contribution pension plan benefit is expanded to include non-represented employees hired prior to March 31, 2004, and the annual contribution to the defined contribution plan for all participants is based on 5% of eligible employee compensation. Furthermore, our Board of Directors approved a one-time contribution to be made in December 2012 for active participants still in the U.S. defined benefit plan; the one-time contribution, in the amount of $10.1 million, was made into the defined contribution pension plan and into the EDCP for the amount of the one-time contribution that exceeded U.S. Internal Revenue Service (IRS) limits. The employer portion of contributions to our U.S. defined contribution plan amounted to $8.8 million, $14.8 million (including the one-time contribution made in the fourth quarter of 2012) and $4.5 million in 2013, 2012 and 2011, respectively.
We have a defined benefit plan covering employees in the Netherlands. This plan is a transitional arrangement in which benefits are based primarily on employee compensation and/or years of service. This plan is for certain individuals born on or before 1949 whom had a prior agreement, which we elected to honor, in connection with the refinery catalysts business acquisition in 2004.
Pension coverage for the employees of our other foreign subsidiaries is provided through separate plans. The plans are funded in conformity with the funding requirements of applicable governmental regulations. The pension cost, actuarial present value of benefit obligations and plan assets for all plans are combined in the other pension disclosure information presented.

The following provides a reconciliation of benefit obligations, plan assets and funded status of the plans, as well as a summary of significant assumptions for our pension benefit plans (in thousands):

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Total Pension Benefits	Domestic Pension Benefits	Total Pension Benefits	Domestic Pension Benefits
Change in benefit obligations:
Benefit obligation at January 1	$762,395	$714,158	$674,665	$634,184
Service cost	13,962	12,177	12,741	11,274
Interest cost	29,883	28,406	31,636	29,843
Plan amendments	—	—	1,123	1,123
Actuarial (gain) loss	(88,392)	(85,774)	90,336	83,428
Benefits paid	(41,132)	(39,630)	(49,234)	(45,694)
Employee contributions	320	—	294	—
Foreign exchange loss	1,546	—	834	—
Benefit obligation at December 31	$678,582	$629,337	$762,395	$714,158

Change in plan assets:
Fair value of plan assets at January 1	$563,303	$554,179	$531,105	$522,408
Actual return on plan assets	83,853	83,499	62,577	62,167
Employer contributions	9,790	7,556	18,299	15,298
Benefits paid	(41,132)	(39,630)	(49,234)	(45,694)
Employee contributions	320	—	294	—
Foreign exchange gain	411	—	262	—
Fair value of plan assets at December 31	$616,545	$605,604	$563,303	$554,179

Funded status at December 31	$(62,037)	$(23,733)	$(199,092)	$(159,979)

	December 31, 2013		December 31, 2012
	Total Pension Benefits	Domestic Pension Benefits	Total Pension Benefits	Domestic Pension Benefits
Amounts recognized in consolidated balance sheets:
Current liabilities (accrued expenses)	$(4,390)	$(2,856)	$(3,611)	$(2,015)
Noncurrent liabilities (pension benefits)	(57,647)	(20,877)	(195,481)	(157,964)
Net pension liability	$(62,037)	$(23,733)	$(199,092)	$(159,979)

Amounts recognized in accumulated other comprehensive income:
Prior service benefit	$(70)	$(441)	$(759)	$(1,181)
Net amount recognized	$(70)	$(441)	$(759)	$(1,181)

Weighted-average assumption percentages:
Discount rate	5.00%	5.14%	4.04%	4.10%
Rate of compensation increase	2.78%	3.50%	3.37%	3.50%

The accumulated benefit obligation for all defined benefit pension plans was $669.1 million and $738.7 million at December 31, 2013 and 2012, respectively.
Postretirement medical benefits and life insurance is provided for certain groups of U.S. retired employees. Medical and life insurance benefit costs have been funded principally on a pay-as-you-go basis. Although the availability of medical coverage after retirement varies for different groups of employees, the majority of employees who retire before becoming eligible for Medicare can continue group coverage by paying a portion of the cost of a monthly premium designed to cover the claims incurred by retired employees subject to a cap on payments allowed. The availability of group coverage for Medicare-eligible retirees also varies by employee group with coverage designed either to supplement or coordinate with Medicare. Retirees generally pay a portion of the cost of the coverage. Plan assets for retiree life insurance are held under an insurance contract and are reserved for retiree life insurance benefits. In 2005, the postretirement medical benefit available to U.S. employees was changed to provide that employees who are under age 50 as of December 31, 2005 would no longer be eligible for a company-paid retiree medical premium subsidy. Employees who are of age 50 and above as of December 31, 2005 and who retire after January 1, 2006 will have their retiree medical premium subsidy capped. Effective January 1, 2008, our medical insurance for certain groups of U.S. retired employees is now insured through a medical carrier.

The following provides a reconciliation of benefit obligations, plan assets and funded status of the plans, as well as a summary of significant assumptions for our postretirement benefit plans (in thousands):

	Year Ended December 31,
	2013	2012
	Total Other Postretirement Benefits	Total Other Postretirement Benefits
Change in benefit obligations:
Benefit obligation at January 1	$70,787	$68,935
Service cost	309	274
Interest cost	2,764	3,172
Actuarial (gain) loss	(6,165)	3,032
Benefits paid	(4,863)	(4,626)
Benefit obligation at December 31	$62,832	$70,787

Change in plan assets:
Fair value of plan assets at January 1	$6,611	$7,681
Actual return on plan assets	368	358
Employer contributions	3,504	3,198
Benefits paid	(4,863)	(4,626)
Fair value of plan assets at December 31	$5,620	$6,611

Funded status at December 31	$(57,212)	$(64,176)

	December 31,
	2013	2012
	Total Other Postretirement Benefits	Total Other Postretirement Benefits
Amounts recognized in consolidated balance sheets:
Current liabilities (accrued expenses)	$(3,309)	$(3,361)
Noncurrent liabilities (postretirement benefits)	(53,903)	(60,815)
Net postretirement liability	$(57,212)	$(64,176)

Amounts recognized in accumulated other comprehensive income:
Prior service benefit	(429)	(525)
Net amount recognized	$(429)	$(525)

Weighted-average assumption percentages:
Discount rate	5.03%	4.00%
Rate of compensation increase	3.50%	3.50%

The components of pension benefits (credit) cost are as follows (in thousands):

	Year Ended		Year Ended		Year Ended
	December 31, 2013		December 31, 2012		December 31, 2011
	Total Pension Benefits	Domestic Pension Benefits	Total Pension Benefits	Domestic Pension Benefits	Total Pension Benefits	Domestic Pension Benefits
Service cost	$13,962	$12,177	$12,741	$11,274	$12,830	$11,169
Interest cost	29,883	28,406	31,636	29,843	32,933	30,945
Expected return on assets	(39,392)	(38,975)	(44,752)	(44,342)	(42,186)	(41,776)
Actuarial (gain) loss(a)	(132,916)	(130,297)	72,550	65,603	88,809	88,091
Amortization of prior service benefit	(689)	(741)	(757)	(812)	(953)	(1,009)
Total net pension benefits (credit) cost	$(129,152)	$(129,430)	$71,418	$61,566	$91,433	$87,420

Weighted-average assumption percentages:
Discount rate	4.04%	4.10%	5.04%	5.07%	5.40%	5.45%
Expected return on plan assets	7.20%	7.25%	8.19%	8.25%	8.19%	8.25%
Rate of compensation increase	3.37%	3.50%	3.96%	4.11%	3.93%	4.11%

(a)
In the second quarter of 2013, we identified that our consolidated statement of income for the year ended December 31, 2012 included a correction of $5.8 million (recorded in the second quarter of 2012) for pension plan actuarial gains that related to 2011. This amount was deemed to be not material with respect to our financial statements for the year ended December 31, 2012 and any prior period financial statements.

The estimated amounts to be amortized from accumulated other comprehensive income into net periodic pension costs during 2014 are as follows (in thousands):

	Total Pension Benefits	Domestic Pension Benefits
Amortization of prior service benefit	$(689)	$(741)

The components of postretirement benefits (credit) cost are as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
	Total Other Postretirement Benefits	Total Other Postretirement Benefits	Total Other Postretirement Benefits
Service cost	$309	$274	$263
Interest cost	2,764	3,172	3,393
Expected return on assets	(413)	(488)	(509)
Actuarial (gain) loss(a)	(6,120)	3,161	3,324
Amortization of prior service benefit	(95)	(95)	(697)
Total net postretirement benefits (credit) cost	$(3,555)	$6,024	$5,774

Weighted-average assumption percentages:
Discount rate	4.00%	5.10%	5.30%
Expected return on plan assets	7.00%	7.00%	7.00%
Rate of compensation increase	3.50%	4.00%	4.00%

(a)
In the second quarter of 2013, we identified that our consolidated statement of income for the year ended December 31, 2012 included a correction of $4.4 million (recorded in the second quarter of 2012) for postretirement plan actuarial gains that related to 2011. This amount was deemed to be not material with respect to our financial statements for the year ended December 31, 2012 and any prior period financial statements.

The estimated amounts to be amortized from accumulated other comprehensive income into net periodic postretirement costs during 2014 are as follows (in thousands):

Total Other Postretirement Benefits
Amortization of prior service benefit	$(95)

In estimating the expected return on plan assets, consideration is given to past performance and future performance expectations for the types of investments held by the plan, as well as the expected long-term allocations of plan assets to these investments. For the years 2013 and 2012, the weighted-average expected rate of return on domestic pension plan assets was 7.25% and 8.25%, respectively. The weighted-average expected rate of return on our domestic pension plan assets is 6.91% effective January 1, 2014. The weighted-average expected rate of return on plan assets for our OPEB plans was 7.00% during 2013 and 2012. There has been no change to the assumed rate of return on OPEB plan assets effective January 1, 2014. The weighted-average expected rate of return on pension plan assets for foreign plans was 4.35% and 4.50% during 2013 and 2012, respectively.
In projecting the rate of compensation increase, we consider past experience in light of movements in inflation rates. At December 31, 2013, the assumed weighted-average rate of compensation increase changed to 2.78% from 3.37% for the pension plans. The assumed weighted-average rate of compensation increase was 3.50% for the OPEB plans at December 31, 2013 and 2012.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The inputs used to measure fair value are classified into the following hierarchy:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities

Level 2	Unadjusted quoted prices in active markets for similar assets or liabilities, or

Unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or

Inputs other than quoted prices that are observable for the asset or liability

Level 3	Unobservable inputs for the asset or liability
We endeavor to utilize the best available information in measuring fair value. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Transfers between levels of the fair value hierarchy are deemed to have occurred on the date of the event or change in circumstance that caused the transfer. There were no transfers between Levels 1 and 2 during the year ended December 31, 2013. Investments for which market quotations are readily available are valued at the closing price on the last business day of the year. Listed securities for which no sale was reported on such date are valued at the mean between the last reported bid and asked price. Securities traded in the over-the-counter market are valued at the closing price on the last business day of the year or at bid price. The net asset value of shares or units is based on the quoted market value of the underlying assets. The market value of corporate bonds is based on institutional trading lots and is most often reflective of bid price. Government securities are valued at the mean between bid and ask prices. Holdings in private equity securities are typically valued using the net asset valuations provided by the underlying private investment companies.
The following table sets forth the assets of our pension and postretirement plans that were accounted for at fair value on a recurring basis as of December 31, 2013 (in thousands):

	December 31, 2013	Quoted Prices in Active Markets for Identical Items (Level 1)	Quoted Prices in Active Markets for Similar Items (Level 2)	Unobservable Inputs (Level 3)
Pension Assets:
Domestic Equity(a)	$167,627	$167,627	$—	$—
International Equity(b)	70,609	70,609	—	—
Fixed Income(c)	248,095	237,151	10,944	—
Absolute Return(d)	125,137	1,538	—	123,599
Cash	5,077	5,077	—	—
Total Pension Assets	$616,545	$482,002	$10,944	$123,599
Postretirement Assets:
Fixed Income(c)	$5,620	$—	$5,620	$—

(a)	Consists primarily of U.S. stock funds that track or are actively managed and measured against the S&P 500 index.

(b)
Consists primarily of an international equity fund which invests in common stocks and other securities whose value is based on an international equity index or an underlying equity security or basket of equity securities.

(c)	Consists primarily of mutual funds that hold debt obligations issued by governments, corporations, municipalities and other borrowers. Also includes insurance policies.

(d)	Consists primarily of funds with holdings in private investment companies. See additional information about the Absolute Return investments below.

The table below sets forth a summary of changes in the fair value of the plans’ Level 3 assets for the year ended December 31, 2013 (in thousands):

Absolute Return:	Year Ended December 31, 2013
Beginning Balance	$70,829
Total gains relating to assets sold during the period(a)	994
Total unrealized losses relating to assets still held at the reporting date(a)	(4,511)
Purchases	76,643
Sales	(20,356)
Ending Balance	$123,599

(a)	These gains (losses) are recognized in the consolidated balance sheets and are included as changes in plan assets in the tables above.
The following table sets forth the assets of our pension and postretirement plans that were accounted for at fair value on a recurring basis as of December 31, 2012 (in thousands):

	December 31, 2012	Quoted Prices in Active Markets for Identical Items (Level 1)	Quoted Prices in Active Markets for Similar Items (Level 2)	Unobservable Inputs (Level 3)
Pension Assets:
Domestic Equity(a)	$218,145	$153,465	$64,680	$—
International Equity(b)	107,647	18,977	88,670	—
Fixed Income(c)	142,967	51,306	91,661	—
Absolute Return(d)	80,714	9,885	—	70,829
Cash	13,830	13,830	—	—
Total Pension Assets	$563,303	$247,463	$245,011	$70,829
Postretirement Assets:
Fixed Income(c)	$6,611	$—	$6,611	$—

(a)
Consists primarily of U.S. equity securities covering a diverse group of companies and U.S. stock funds that primarily track or are actively managed and measured against indices including the S&P 500 and the Russell 2000.

(b)	Consists primarily of international equity funds which include stocks and debt obligations of non-U.S. entities that primarily track or are actively managed and measured against various MSCI indices.

(c)	Consists primarily of fixed income mutual funds, corporate bonds, U.S. Treasury notes, other government securities and insurance policies.

(d)	Consists primarily of funds with holdings in private investment companies. See additional information about the Absolute Return investments below.
The table below sets forth a summary of changes in the fair value of the plans’ Level 3 assets for the year ended December 31, 2012 (in thousands):

Absolute Return:	Year Ended December 31, 2012
Beginning Balance	$73,025
Total losses relating to assets sold during the period(a)	(31)
Total unrealized gains relating to assets still held at the reporting date(a)	2,311
Sales	(4,476)
Ending Balance	$70,829

(a)	These gains (losses) are recognized in the consolidated balance sheets and are included as changes in plan assets in the tables above.
The investment objective of the U.S. pension plan assets is preservation of capital while achieving solid returns. Assets should participate in rising markets, with defensive action in declining markets expected to an even greater degree. Target asset allocations include 65% in return enhancement exposure and the remaining 35% in risk management exposure. Depending on market conditions, the broad asset class targets may range up or down by approximately 10%. These asset classes include but are not limited to hedge fund of funds, bonds and other fixed income vehicles, high yield fixed income securities, equities and distressed debt. At December 31, 2013 and 2012, equity securities held by our pension and OPEB plans did not include direct ownership of Albemarle common stock.
Our Absolute Return investments consist primarily of our investments in hedge fund of funds. These are holdings in private investment companies with fair values that are based on significant unobservable inputs including assumptions where there is little, if any, market activity for the investment. Investment managers or fund managers associated with these investments provide valuations of the investments on a monthly basis utilizing the net asset valuation approach for determining fair values. These valuations are reviewed by the Company for reasonableness based on applicable sector, benchmark and company performance to validate the appropriateness of the net asset values as a fair value measurement. Where available, audited financial statements are obtained and reviewed for the investments as support for the manager’s investment valuation. In general, the investment objective of these funds is high risk-adjusted returns with an emphasis on preservation of capital. The investment strategies of each of the funds vary; however, the objective of our Absolute Return investments is complementary to the overall investment objective of our U.S. pension plan assets.
We made contributions to our defined benefit pension and OPEB plans of $13.3 million, $21.6 million and $59.8 million during the years ended December 31, 2013, 2012 and 2011, respectively. Included in contributions for the year ended December 31, 2012 is a contribution of $14.1 million to our supplemental executive retirement plan (SERP) in connection with the retirement of our former CEO and executive chairman. We expect contributions to our domestic nonqualified and foreign qualified and nonqualified pension plans to approximate $5 million in 2014. Also, we expect to pay approximately $3 million in premiums to our U.S. postretirement benefit plan in 2014. However, we may choose to make additional voluntary pension contributions in excess of these amounts.
The current forecast of benefit payments, which reflect expected future service, amounts to (in millions):

	Total Pension Benefits	Domestic Pension Benefits	Total Postretirement Benefits
2014	$40.0	$37.6	$4.8
2015	$39.6	$37.8	$4.9
2016	$41.2	$39.4	$5.0
2017	$43.2	$40.9	$4.9
2018	$46.2	$44.5	$4.8
2019-2023	$236.3	$223.0	$21.4

We have a SERP, which provides unfunded supplemental retirement benefits to certain management or highly compensated employees. The SERP provides for incremental pension benefits to offset the limitations imposed on qualified plan benefits by federal income tax regulations. (Credits) costs relating to our SERP were $(1.5) million, $10.3 million and $4.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. The projected benefit obligation for the SERP recognized in the consolidated balance sheets at December 31, 2013 and 2012 was $21.8 million and $30.9 million, respectively. The benefit expenses and obligations of this SERP are included in the tables above. Benefits of $2.9 million are expected to be paid to SERP retirees in 2014. On October 1, 2012, our Board of Directors approved amendments to the SERP, such that effective December 31, 2014, no additional benefits shall accrue under this plan and participants’ accrued benefits shall be frozen as of that date to reflect the same changes as were made under the U.S. qualified defined benefit plan. For participants who retire on or after December 31, 2012, and before December 31, 2013, final average earnings shall be determined as of December 31, 2012. For participants who retire on or after December 31, 2013 and before December 31, 2014, final average earnings shall be determined as of December 31, 2013. And for participants who retire on or after December 31, 2014, final average earnings shall be determined as of December 31, 2014. In addition to freezing the accrued benefits as of December 31, 2014, our Board of Directors also authorized the application in 2013 and 2014 of the higher benefit formula approved for the U.S. qualified defined benefit plan and an offset factor that will be applied to accrued benefits earned in 2013 and 2014.
At December 31, 2013, the assumed rate of increase in the pre-65 and post-65 per capita cost of covered health care benefits for U.S. retirees was zero as the employer-paid premium caps (pre-65 and post-65) were met starting January 1, 2013.
Employee Savings Plans
Certain of our employees participate in our defined contribution 401(k) employee savings plan, which is generally available to all U.S. full-time salaried and non-union hourly employees and to employees who are covered by a collective bargaining agreement that provides for such participation. This U.S. defined contribution plan is funded with contributions made by the participants and us. Our contributions to the 401(k) plan amounted to $10.6 million, $9.5 million and $9.1 million in 2013, 2012 and 2011, respectively. We amended our 401(k) plan in 2004 to allow pension contributions to be made by us to participants hired or rehired on or after April 1, 2004 as these participants are not eligible to participate in the Company’s defined benefit pension plan.
In 2006, we formalized a new plan in the Netherlands similar to a collective defined contribution plan. The collective defined contribution plan is supported by annuity contracts through an insurance company. The insurance company unconditionally undertakes the legal obligation to provide specific benefits to specific individuals in return for a fixed amount of premiums. Our obligation under this plan is limited to a variable calculated employer match for each participant plus an additional fixed amount of contributions to assist in covering estimated cost of living and salary increases (indexing) and administrative costs for the overall plan. We paid approximately $10.3 million, $9.5 million and $9.9 million in 2013, 2012 and 2011, respectively, in annual premiums and related costs pertaining to this plan.
Other Postemployment Benefits
Certain postemployment benefits to former or inactive employees who are not retirees are funded on a pay-as-you-go basis. These benefits include salary continuance, severance and disability health care and life insurance, which are accounted for in accordance with authoritative guidance. The accrued postemployment benefit liability was $0.8 million and $0.6 million at December 31, 2013 and 2012, respectively.